Exhibit 99.2 Kids uniform Men’s Nike image footwear image

11 16

tightly. strong growth and the newness in our home decor and gifting initiatives and set us up to be successful in 2024

New image

Focus on stores driving improved performance ● Re-established stores as a key focal point of our strategy ● New leadership focused on driving increased store productivity ● Investments in improved merchandising and enhanced customer experience ● Favorable customer response to date from our efforts Q3 2023 YTD 2023 Store comparable Store comparable sales ~(1%) vs. last sales slightly positive year vs. last year

900 Sephora shops by year end 2023

(2.8%) (3%) to (4%) vs. 2022, includes a 1% benefit from the 53rd week A few of these 4 Approx. 4.0% images are summer apparel - probably makes sense to update for seasonal $2.30 $2.70 $2.20 to $2.60 Replace with fall apparel image Diluted

Pleased with store performance driven by strong growth in Sephora and the newness in our home decor and gifting initiatives

$0.82 January 28, 2023 Twelve Months Ended

Update images - Holiday theme

Exhibit 99.2






KOHL'S
SEPHORA



KOHL'S

Q3 2023 Results Presentation

November 21, 2023








LANEIGE





Cautionary Statement Regarding Forward-Looking Information

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl's expresses in its forward-looking statements, including macroeconomic conditions such as inflation and the long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements relate to the date initially made, and Kohl's undertakes no obligation to update them.

Non-GAAP Financial Measures

In addition, this presentation contains non-GAAP financial measures, including Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation.



KOHL'S
SEPHORA


KOHL'S
+SEPHORA
4502

Our 2023 Priorities 6

2023 Outlook &
Long-Term Strategy 11

Q3 2023 Results 16

Tom Kingsbury, Kohl's chief executive officer, said "Kohl's third quarter earnings reflect strong gross margin and expense management as well as additional progress against our strategic priorities. I am pleased with our store performance driven by strong growth in Sephora and the newness in our home and gifting initiatives. This reinforces our actions are working and resonating with our customers. In addition, we drove a 13% reduction in inventory as we benefited from our new disciplines."

"Our strategies to reposition Kohl's for improved sales and earnings performance remain in the early stages. The work we have done in 2023 will continue to build momentum and set us up to be successful in 2024. I continue to be impressed with the entire Kohl's team for their hard work and agility in executing against our strategic priorities in 2023," Kingsbury continued.

Tom Kingsbury
Chief Executive Officer



Kohl's has built a solid foundation for growth


gifts, deals &
holiday feels
very merry

Customers

65M+	Active Customers
30M+	Loyalty Members

Accessible and Aspirational Brand Portfolio

Levi's
UNDER ARMOUR
SONOMA GOODS FOR LIFE
jumping beans
KOHL'S + SEPHORA
TOMMY HILFIGER
Columbia
adidas
LC LAUREN CONRAD
SIMPLY VERA VERAWANG

Stores

1,170	Stores in 49 states as of Q3 2023
900+	Stores with Sephora as of Q3 2023
80%	Of Americans live within 15 miles of a Kohl's store
~35%	Of digital sales fulfilled by stores


KOHL'S
SEPHORA



Digital

32%	Digital sales penetration
1.6B	Website visits
20M	Active App users
8%	Digital sales CAGR over the last 5 years

All figures 2022 unless otherwise noted

Our 2023 Priorities

Our 2023 Priorities

- Enhance the Customer Experience
- Accelerate and Simplify Our Value Strategies
- Manage Inventory and Expenses with Discipline
- Strengthen the Balance Sheet


KOHL'S
SEPHORA

FOCUSED ON FOUR OVERARCHING PRIORITIES TO

Drive Improved Sales and Profitability



Enhance the Customer Experience

- Sephora growth and expansion
- Optimize assortment to reflect customer interests
- Create an exciting in-store experience
- Focus on home, gifting, and impulse
- Drive digital growth



Accelerate and Simplify Our Value Strategies

- Simplified pricing
- Greater consistency in our marketing offers
- Leverage industry leading loyalty program (Kohl's Cash, Kohl's Rewards, Kohl's Card)
- Co-brand credit card launch



Manage Inventory and Expenses with Discipline

- Heightened focus on inventory control processes to increase inventory turns
- Planning inventory down mid-single digits % to increase ability to chase
- Marketing efficiency
- Benefit from organization realignment


KOHL'S
SEPHORA

Strengthen the Balance Sheet

- $1.5B ABL enhances liquidity position and flexibility
- Debt reduction in 2023
- Remain committed to long-term leverage target of 2.5x
- Lower capital spend in 2023

Focus on stores is driving improved performance

- Re-established stores as a key focal point of our strategy
- New leadership focused on driving increased store productivity
- Investments in improved merchandising and enhanced customer experience
- Favorable customer response to date from our efforts

Q3 2023	YTD 2023
Store comparable sales ~(1%) vs. last year	Store comparable sales slightly positive vs. last year


SANTA CLAUS
MERRY



Driving continued growth through Sephora at Kohl's


SEPHORA

$2 billion
sales goal by 2025

Delivering incremental sales and traffic
and acquiring new customers

- Q3 comparable beauty sales increased more than 30% within Sephora shops opened in 2021 and 2022. Total beauty sales increased more than 70%, driving additional beauty share gains
- Year-to-date, we have opened more than 250 large format Sephora shops and 50 small format shops, and we continue to plan on rolling the small format shop out to the remainder of the chain by 2025
- Significant return on investment, with expected payback period of less than 3.5 years

Over 900 Sephora shops
as of Q3 2023

Highly accretive operating margin

2023 Outlook & Long-Term Strategy

2023 Outlook

METRIC	FULL YEAR GUIDANCE
Net Sales	(2.8%) to (4%) vs. 2022, includes a 1% benefit from the 53rd week
Operating Margin	Approx. 4.0%
Diluted EPS	$2.30 to $2.70


KOHL'S
CHECKOUT AND SERVICES


Eddie Bauer


Little Co.


SONOMA


VERA WANG


TEK GEAR

Focused on returning balance sheet to historical strength through balanced capital allocation strategy

- Committed to rebuilding cash balance and reducing leverage to our long-term target of 2.5x
- Will continue to prioritize investments in the business, followed by our commitment to the dividend with excess cash deployed for debt reduction and share repurchases
- We remain firmly committed to the health of our balance sheet and capital allocation decisions going forward will continue to reflect this priority

Recent Actions and Forward Commitments

Strategic Investment in the Business

- Expect capex towards lower end of $600 million to $650 million range in 2023
- Key investments include ~250 Sephora shops, a smaller Sephora format in 50 additional stores, store refreshes, as well as 7 new stores, including one relocation

Commitment to the Dividend

- Will continue to prioritize current dividend, which represents a healthy yield for our shareholders
- On November 7, the Board declared a quarterly cash dividend of $0.50 per share payable to shareholders on December 20, 2023

Revolver

- Replaced and upsized revolver in January 2023 to $1.5 billion secured facility, enhancing our liquidity and flexibility
- During Q3, utilized revolver to fund seasonal working capital build, and expect to significantly reduce revolver borrowings during Q4

Debt Reduction

- Retired $164 million of February 2023 bond maturities in early Q1 2023, and expect to retire an additional $111 million of December 2023 bond maturities in Q4

Share Repurchases

- Not planning on repurchasing any additional shares until our balance sheet is strengthened on a path towards our long-term leverage target of 2.5x

Committed to Creating Long-Term Value

Kohl's Long-term Financial Framework

SALES GROWTH		OPERATING MARGIN		EPS GROWTH
Low-Single Digits %	+	7% to 8%	=	Mid-to-High Single Digits %



Capital Allocation Principles

Strong Balance Sheet	Invest in Growth	Significant Capital Returns

Long-standing focus on ESG stewardship


KOHL'S Cares
for People and Planet

Environmental, Social, and Governance stewardship is a key component of our strategy and our vision, and guides how we interact with our customers, employees, and our communities

Culture

~100,000
Associates

8
Business Resource Groups

2023 World's Most Ethical Companies — www.ethisphere.com — 5-Time Honoree

DiversityInc 2022 Top 50 Companies for Diversity — Noteworthy

Community

$845M
donations through Kohl's Cares

5.5M+
volunteer hours served by Kohl's associates

Alliance for a Healthier Generation · Boys & Girls Clubs of Greater Milwaukee · NAMI National Alliance on Mental Illness

Climate

Net Zero by 2050
committed to reducing GHG emissions

164
solar and wind locations

169
EV charging locations

Premier Member — EPA's Energy Star Program

Member of Dow Jones Sustainability Indices
Powered by the S&P Global CSA

All figures as of year end 2022
Note: See Kohl's 2022 ESG Report for a thorough overview of the company's efforts

Q3 2023 Results

Q3 2023 Summary

Key Takeaways

- Third quarter earnings reflect strong gross margin and expense management as well as additional progress against our strategic priorities
- Pleased with store performance driven by strong growth in Sephora and the newness in our home and gifting initiatives
- Sephora at Kohl's drove a total beauty sales increase of over 70% with greater than 30% comparable beauty sales growth in the Sephora shops opened in 2021 and 2022
- Reduced inventory 13% while better positioning merchandise for Holiday with better in-stock levels in core basics

Q3 2023

- Net sales declined (5.2%) versus Q3 2022 and comparable sales declined (5.5%)
- Gross margin increased 158 bps compared to last year driven by lower freight costs, digital-related cost of shipping and simplification of our value strategies, partially offset by product cost inflation
- SG&A expense increased 1.9% driven by continued investments in Sephora openings, wages, and other store-related expenses, partially offset by lower marketing and distribution costs
- Operating income of $157 million and net income of $59 million or $0.53 per diluted share







(1) - Free Cash Flow is a non-GAAP financial measures. Please refer to the reconciliation included in the Appendix for more information.

Q3 Key Metrics

Consolidated Statement of Operations	Three Months Ended	
(Dollars in Millions)	October 28, 2023	October 29, 2022
Net Sales	$ 3,843	$ 4,052
Total Revenue	4,054	4,277
Gross Margin Rate	38.9%	37.3%
SG&A	1,360	1,334
Depreciation	188	202
Operating Income	157	200
Interest Expense	89	81
Provision for Income Taxes	9	22
Net Income	59	97
Diluted EPS	$0.53	$0.82

Key Balance Sheet Items (Dollars in Millions)	October 28, 2023	October 29, 2022
Cash and Cash Equivalents	$ 190	$ 194
Merchandise Inventories	4,239	4,874
Accounts Payable	1,918	2,014
Borrowings under revolving credit facility	625	668
Current portion of Long-term debt	111	164
Long-term Debt	1,638	1,747

Key Cash Flow items	October 28, 2023	
(Dollars in Millions)	Three Months Ended	Nine Months Ended
Operating Cash Flow	$ 151	$ 379
Capital Expenditures	(157)	(495)
Net, Finance lease and Financing obligations	(19)	(49)
Free Cash Flow[1]	$ (25)	$ (165)

(1) - Free Cash Flow is a non-GAAP financial measures. Please refer to the reconciliation included in the Appendix for more information.

Q3 2023 Gross Margin & SG&A Expense Performance

Gross Margin

Increased +158 bps vs. Q3 2022



37.3%
38.9%
Q3 2022
Q3 2023

Q3 2023 Gross Margin Takeaways

- Lower freight costs, digital-related cost of shipping, and simplification of our value strategies
- Product cost inflation

SG&A Expense

Deleveraged (235 bps) vs. Q3 2022



$1,334M
$1,360M
% Total Revenue
31.2%
33.5%
Q3 2022
Q3 2023

Q3 2023 SG&A Takeaways

- Higher store expenses driven by investments in Sephora openings, wages, and other store-related expenses
- Disciplined expense management across organization; lower marketing and distribution costs

Appendix

Reconciliations

Free Cash Flow

($ in millions)

	October 28, 2023	
	Three Months Ended	**Nine Months Ended**
Net cash provided by operating activities	$ 151	$ 379
Acquisition of property and equipment	(157)	(495)
Finance lease and financing obligation payments	(21)	(68)
Proceeds from financing obligations	2	19
Free Cash Flow	**$ (25)**	**$ (165)**




KOHL'S
+SEPHORA









KOHL'S









